UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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UNITED DEVELOPMENT FUNDING INCOME FUND V

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2015

Dear Shareholder:

On behalf of our board of trustees, I cordially invite you to attend the 2015 Annual Meeting of Shareholders of United Development Funding Income Fund V to be held on Wednesday, June 24, 2015 at 10:00 a.m. local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051. We look forward to your attendance.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be acted upon by our shareholders. A report on the status of our initial public offering and our portfolio of investments will also be presented at the 2015 Annual Meeting of Shareholders, and our shareholders will have an opportunity to ask questions.

Your vote is very important. Regardless of the number of shares of beneficial interest you own, it is very important that your shares be represented at the 2015 Annual Meeting of Shareholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2015 Annual Meeting OF SHAREHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it via fax to 1-781-633-4036 or in the accompanying self-addressed postage-paid return envelope. You also may authorize a proxy via the Internet at www.2voteproxy.com/udf or by telephone by dialing toll-free 1-800-830-3542. Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2015 Annual Meeting of Shareholders, but will assure that your vote will be counted if you are unable to attend the 2015 Annual Meeting of Shareholders.

YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

We appreciate your continued support of United Development Funding Income Fund V and encourage you to vote today.

Sincerely,

By Order of the Board of Trustees

Hollis M. Greenlaw

Chief Executive Officer

(Principal Executive Officer)

United Development Funding Income Fund V

Notice of Annual meeting of Shareholders

To be held JUNE 24, 2015

To the Shareholders of United Development Funding Income Fund V:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders (“Annual Meeting”) of United Development Funding Income Fund V, a Maryland real estate investment trust (“Trust”). Notice is hereby given that the Annual Meeting will be held on Wednesday, June 24, 2015 at 10:00 a.m. local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, for the following purposes:

1.	The election of five trustees to serve until our Annual Meeting of Shareholders to be held in 2016 or until such trustees’ successors are duly elected and qualify;

2.	Ratification of the selection of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.	To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Only holders of record of our common shares of beneficial interest at the close of business on April 29, 2015 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. A list of all shareholders as of April 29, 2015 will be open for inspection at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051 for the ten-day period immediately preceding the Annual Meeting. We reserve the right, in our sole discretion, to adjourn or postpone the Annual Meeting to provide more time to solicit proxies for the meeting.

Your vote is very important even if you own only a small number of shares. You may vote your shares either in person or by proxy. In order to vote in person, you must attend the Annual Meeting. Shareholders may submit their proxy via mail in the pre-addressed envelope provided or via telephone, fax or Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card. Investors with multiple accounts will receive a separate card for each account.

Please feel free to contact our Investor Services team at 1-800-859-9338 if you have any questions or need additional information.

We appreciate your continued support of United Development Funding Income Fund V and encourage you to vote today.

By Order of our Board of Trustees

Hollis M. Greenlaw

Chief Executive Officer

(Principal Executive Officer)

Grapevine, Texas

April 30, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JUNE 24, 2015.

The proxy statement and annual report to shareholders is available at www.2voteproxy.com/udf.

For directions to the Annual Meeting, please call 1-800-859-9338.

You will need your assigned control number to vote your shares. Your control number can be found on your proxy card.

Please sign and date the accompanying proxy card and return it promptly by fax to 1-781-633-4036 or in the accompanying self-addressed postage-paid return envelope whether or not you plan to attend. You also may authorize a proxy electronically via the Internet at www.2voteproxy.com/udf or by telephone by dialing toll-free 1-800-830-3542. Instructions are included with the proxy card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically. You may revoke your proxy at any time prior to its exercise.

UNITED DEVELOPMENT FUNDING INCOME FUND V

1301 Municipal Way, Suite 100

Grapevine, Texas 76051

Proxy Statement

Annual Meeting of Shareholders
To Be Held June 24, 2015

We are providing these proxy materials in connection with the solicitation by the board of trustees of United Development Funding Income Fund V (“UDF V,” the “Trust,” “we,” “our,” or “us”), a Maryland real estate investment trust, of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 24, 2015 at 10:00 a.m. local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. We reserve the right, in our sole discretion, to adjourn the Annual Meeting to provide more time to solicit proxies for the meeting.

This proxy statement, form of proxy and voting instructions are first being mailed or given to shareholders on or about May 11, 2015.

Shareholders Entitled to Vote

Holders of our common shares of beneficial interest at the close of business on April 29, 2015 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting. As of the Record Date, there were 1,104,023 common shares of beneficial interest outstanding. Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at the Annual Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of trustees is soliciting your proxy to vote your shares of UDF V at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”), and is designed to assist you in voting.

When is the Annual Meeting and where will it be held?

The Annual Meeting will be held on Wednesday, June 24, 2015 at 10:00 a.m. local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051.

Who is entitled to vote, and how many shares can vote?

Only shareholders who owned our shares at the close of business on April 29, 2015, the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting or any adjournments or postponements thereof. As of the close of business on April 29, 2015, there were 1,104,023 shares outstanding. Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

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What constitutes a quorum?

If 50% of the common shares of beneficial interest outstanding on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

What may I vote on?

You may vote: (i) to elect five trustees, each to hold office for a one-year term expiring at the 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualifies; (ii) to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2015; and (iii) on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of trustees recommend I vote on the proposals?

Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our board of trustees. Our board of trustees recommends that: (i) you vote your shares “FOR ALL” nominees to our board of trustees; and (ii) you vote your shares “FOR” the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2015. No trustee has informed us that he intends to oppose any action intended to be taken by us.

How do I vote?

You may vote your shares either in person or by proxy. In order to vote in person, you must attend the Annual Meeting. Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded by authorizing a proxy and giving the proxy holder permission to vote your shares at the Annual Meeting. The proxy holders who will vote your shares as you instruct are Todd F. Etter and Hollis M. Greenlaw. The proxy holders will vote your shares as you instruct, unless you return your signed proxy card, or authorize a proxy by telephone or over the Internet, but do not indicate how you wish to vote. In this case, the proxy holders will vote in accordance with the recommendation of the board of trustees or, in the absence of such a recommendation, in the discretion of the proxy holders.

Shareholders may submit their proxy via mail or fax, using the enclosed proxy card. In addition, shareholders of record may authorize a proxy by following the “Telephone” instructions on the enclosed proxy card. Shareholders of record with Internet access may authorize a proxy by following the “Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the Annual Meeting. The proxy holders will not vote your shares if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or authorize your proxy by telephone or over the Internet as soon as possible whether or not you plan on attending the meeting in person.

What vote is required to approve each proposal that comes before the Annual Meeting?

To elect the trustee nominees, the affirmative vote of a majority of our common shares present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will count as votes against the proposal to elect the trustee nominees.

To ratify the appointment of Whitley Penn LLP, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Whitley Penn LLP.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting shareholder votes. We encourage you to participate in the governance of UDF V and welcome your attendance at the Annual Meeting.

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What if I return my proxy card and then change my mind?

You have the right to revoke your proxy at any time before the vote by:

•	providing written notice of such revocation to Donna Lawson at the Trust’s corporate address;

•	properly signing and submitting a new proxy card with a later date;

•	authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•	attending and voting your shares in person at the Annual Meeting. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

If you hold your shares in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

How will voting on any other business be conducted?

Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting. If any other business is properly presented at the Annual Meeting and you are authorizing a proxy, your proxy grants Todd F. Etter and Hollis M. Greenlaw, as proxy holders, the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Who pays the cost of this proxy solicitation?

The costs of proxy solicitation will be borne by us. We have hired DST Systems, our transfer agent, to assist us in the distribution of proxy materials and solicitation of votes described above. We will pay DST Systems a fee of $1,000 plus customary costs and expenses for these services. In addition, we expect to pay DST Systems approximately $2,500 for communication with our shareholders prior to the Annual Meeting and solicitation of proxies by telephone. In addition to the mailing of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our trustees and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our shareholders.

Who should I call if I have any questions?

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

United Development Funding Income Fund V Investor Services

1301 Municipal Way, Suite 100

Grapevine, TX 76051

1-800-859-9338

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PROPOSAL NO. 1 – ELECTION OF TRUSTEES

Our declaration of trust and bylaws provide that the number of our trustees may be established by a majority of the entire board of trustees. We currently have five trustees, three of whom are independent trustees under the definition of independence set forth in our declaration of trust and the independence tests provided in the New York Stock Exchange (“NYSE”) Listed Company Manual.

A total of five trustees are scheduled to be elected at the Annual Meeting to serve for a one-year term ending on the date of the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualify. The nominees for members of our board of trustees are set forth below. Unless authorization is withheld, the persons named as proxies will vote FOR ALL nominees for trustees listed below unless otherwise specified by the shareholder. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on our board of trustees for a one-year term ending on the date of the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualify. In the event any nominee is unable or declines to serve as a trustee at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of trustees to fill the vacancy. In the event that additional persons are nominated for election as trustees, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this proxy statement, our board of trustees is not aware of any nominee who is unable or will decline to serve as trustee. All of the nominees listed below already are serving as our trustees and constitute all of our current trustees. We are not aware of any family relationship among any of the nominees to become trustees or executive officers of the Trust. Each of the nominees for election as trustee has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a trustee, except that such nominees agreed to serve as our trustees if elected.

The election to our board of trustees of each of the five nominees identified in this proxy statement will require the affirmative vote of a majority of the common shares of beneficial interest present in person or by proxy at a meeting at which a quorum is present.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR ALL” NOMINEES IDENTIFIED BELOW.

Nominees to Board of Trustees

The names and ages (as of December 31, 2014) of the persons nominated for election as our trustees are set forth below:

Name	Age	Offices Held

Hollis M. Greenlaw	50	Chief Executive Officer and Chairman of the Board of Trustees
William M. Kahane	67	Trustee
Phillip K. Marshall	65	Independent Trustee
Eustace W. Mita	60	Independent Trustee
Steven J. Finkle	65	Independent Trustee

Trustee Qualifications

We believe our board of trustees should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to our operations and interests. Each trustee also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to our business; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out his or her duties and responsibilities effectively; devote the time and effort necessary to learn our business; and represent the long-term interests of all shareholders. We have determined that our board of trustees as a whole must have the right mix of characteristics and skills for the optimal functioning of the board in its oversight of the Trust. We believe our board of trustees should be comprised of persons with skills in areas such as: finance; real estate; strategic planning; leadership of business organizations; and legal matters. In addition to the targeted skill areas, our board of trustees looks for a strong record of achievement in key knowledge areas that it believes are critical for trustees to add value to the board, including:

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•	Strategy — knowledge of our business model, the formulation of business strategies, knowledge of key competitors and markets;

•	Leadership — skills in coaching and working with senior executives and the ability to assist the Chief Executive Officer;

•	Relationships — understanding how to interact with investors, accountants, attorneys, analysts and markets in which we operate; and

•	Functional — understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues, information technology and marketing.

Business Experience of Nominees

The following is a summary of the business experience of the nominees for election as our trustees.

Hollis M. Greenlaw. Mr. Greenlaw has served as our Chief Executive Officer and Chairman of our board of trustees since our formation in October 2013. Mr. Greenlaw has also served as Co-Chairman for, and as a partner of, UDF Holdings, L.P. (“UDFH”), one of our co-sponsors, since June 2012. In addition, since July 2014, he has served as Director, President and Chief Executive Officer of UDF Services, LLC (“UDF Services”), the general partner of UDFH, and Chief Executive Officer of UDFH Land Development, L.P. (“UDFH LD”), our asset manager. Mr. Greenlaw also has served as Chief Executive Officer of UMTH Land Development, L.P. (“UMTH LD”) since March 2003 and served as its President from March 2003 until July 2011.  He also has served as partner, Vice Chairman and Chief Executive Officer of UMT Holdings, L.P. (“UMT Holdings”) and as President, Chief Executive Officer and a director of UMT Services, Inc. (“UMT Services”) since March 2003. Mr. Greenlaw is also the co-founder of United Development Funding, L.P., United Development Funding II, L.P., United Development Funding III, L.P. and United Development Funding Land Opportunity Fund, L.P., as well as Chief Executive Officer and Chairman of the board of trustees of United Development Funding IV, all of which are affiliated real estate finance companies that provide custom financing, including transactions involving real estate development and construction loans and credit enhancements, and make opportunistic purchases of land for residential lot development and home construction. Mr. Greenlaw has directed the funding of over approximately $2.33 billion in loans and equity investments through the United Development Funding family of funds, receiving more than $1.1 billion in repayments. From March 1997 until June 2003, Mr. Greenlaw served as Chairman, President, and Chief Executive Officer of a multi-family real estate development and management company owned primarily by The Hartnett Group, Ltd., a closely-held private investment company managing more than $40 million in assets. There he developed seven multi-family communities in Arizona, Texas, and Louisiana with a portfolio value exceeding $80 million. Prior to joining The Hartnett Group, Mr. Greenlaw was an attorney with the Washington, D.C. law firm, Williams & Connolly, where he practiced business and tax law. Mr. Greenlaw was a member of Phi Beta Kappa at Bowdoin College and received his Juris Doctorate from the Columbia University School of Law in 1990. Mr. Greenlaw is a member of the Maine, District of Columbia and Texas bars. Our board of trustees selected Mr. Greenlaw to serve as a trustee because he is our Chief Executive Officer and has served in various executive roles with one of our co-sponsors or its affiliates since 2003. He has extensive knowledge of the public homebuilding and real estate industries, and has relationships with chief executives and other senior management at multiple real estate companies. We believe that his demonstrated leadership skills, business expertise and extensive REIT executive experience provide him with the skills and qualifications to serve as a trustee.

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William M. Kahane. Mr. Kahane has served as one of our trustees since October 2011. Mr. Kahane has served as a director and as the chairman of the board of directors of American Realty Capital — Retail Centers of America II, Inc. (ARC RCA II) since December 2014 and has served as chief executive officer of ARC RCA II and its advisor since November 2014. Mr. Kahane has also served as the president of ARC RCA II and its advisor since October 2014. Mr. Kahane served as chief operating officer and secretary of ARC RCA II and its advisor from October 2014 to December 2014. Mr. Kahane has served as the chief executive officer and president of American Realty Capital Daily Net Asset Value Trust, Inc. (ARC DNAV), the ARC DNAV advisor and the ARC DNAV property manager since November 2014 and was appointed as a director and as chairman of the board of directors of ARC DNAV in December 2014. Mr. Kahane also previously served as a director of ARC DNAV from September 2010 until March 2012 and as chief operating officer and secretary of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from November 2014 until December 2014. Mr. Kahane has served as an executive officer of American Realty Capital Trust V, Inc. (ARCT V), the ARCT V advisor and the ARCT V property manager since November 2014 and in December 2014 was appointed as chief executive officer. Mr. Kahane was appointed as a director and as chairman of the board of directors of ARCT V in February 2015. Mr. Kahane has served as chief executive officer of AR Capital Acquisition Corp. since August 2014. Mr. Kahane has served as a director of American Realty Capital New York City REIT, Inc. (ARC NYCR) since its formation in December 2013 and was appointed as executive chairman in December 2014. Mr. Kahane served as chief operating officer, treasurer and secretary of American Realty Capital Global Trust, Inc. (ARC Global), the ARC Global advisor and the ARC Global property manager from October 2014 until February 2015 and was appointed executive chairman of the board of directors of ARC Global in February 2015. In March 2015, Mr. Kahane resigned as executive chairman of ARC Global but remained a member of its board of directors. Mr. Kahane was appointed as a director and executive chairman of the board of directors of American Realty Capital Global Trust II, Inc. (“ARC Global II”) in December 2014 and previously served as the chief operating officer, treasurer and secretary of ARC Global II, the ARC Global II advisor and the ARC Global II property manager from October 2014 until December 2014. Mr. Kahane has served as a director of Realty Finance Trust, Inc. since November 2014 and was appointed as chairman in December 2014. Mr. Kahane has served as a director of American Realty Capital — Retail Centers of America, Inc. (ARC RCA) since its formation in July 2010 and also served as an executive officer of ARC RCA and the ARC RCA advisor from their respective formations in July 2010 and May 2010 until March 2012, and from November 2014 to December 2014, Mr. Kahane served as chief operating officer and secretary of ARC RCA and the ARC RCA advisor. Mr. Kahane has served as the president of ARC RCA and the ARC RCA advisor since November 2014 and was appointed as the chairman of the board of directors of ARC RCA and the chief executive officer of ARC RCA and the ARC RCA advisor in December 2014. Mr. Kahane was appointed a director of American Realty Capital Hospitality Trust, Inc. (ARC HOST) in January 2014 and as executive chairman of the board in December 2014. Mr. Kahane also served as the ARC HOST chief executive officer and president from August 2013 to November 2014. Mr. Kahane was appointed as a director and executive chairman of the board of directors of American Realty Capital Healthcare Trust III, Inc. (ARC HT III) in December 2014. Mr. Kahane has also served as a director of New York REIT, Inc. (NYRT) since its formation in October 2009 and was appointed as executive chairman in December 2014. Mr. Kahane also previously served as president and treasurer of NYRT from its formation in October 2009 until March 2012. Mr. Kahane served as a director of American Realty Capital Healthcare Trust, Inc. (ARC HT) from its formation in August 2010 until January 2015 when ARC HT closed its merger with Ventas, Inc. Mr. Kahane previously served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their respective formations in August 2010 until March 2012. Mr. Kahane has served as a director of American Realty Capital Healthcare Trust II, Inc. (ARC HT II) since March 2013 and served as executive chairman from December 2014 until February 2015. Mr. Kahane served as an executive officer of American Realty Capital Trust, Inc. (ARCT), the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane served as an executive officer of American Realty Capital Trust III (ARCT III), the ARCT III advisor, and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane served as a director of Phillips Edison Grocery Center REIT II, Inc. (PECO II) from August 2013 until January 2015. Mr. Kahane also has been the interested director of Business Development Corporation of America (BDCA) since its formation in May 2010 and Business Development Corporation of America II (BDCA II) since April 2014. Until March 2012, Mr. Kahane was also chief operating officer of BDCA. Mr. Kahane served as a director of RCS Capital Corporation (RCAP) from February 2013 until December 2014, and served as chief executive officer of RCAP from February 2013 until September 2014. Mr. Kahane served as a director of Cole Real Estate Income Strategy (Daily NAV), Inc. from February 2014 until December 2014, and served as a director of Cole Credit Property Trust, Inc. from May 2014 until February 2014. Mr. Kahane served as a director of American Realty Capital Properties, Inc. (ARCP) from February 2013 to June 2014. He also served as a director and executive officer of ARCP from December 2010 until March 2012. Additionally, Mr. Kahane served as an executive officer of ARCP’s former manager from November 2010 until March 2012.

Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979 where he worked on the development of hotel properties in Hawaii and California. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co. (Morgan Stanley), specializing in real estate, including the lodging sector, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane served as a trustee of American Financial Realty Trust (AFRT) from April 2003 to August 2006, during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane served as a managing director of GF Capital Management & Advisors LLC (GF Capital), a New York-based merchant banking firm, where he directed the firm’s real estate investments, from 2001 to 2003. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman.

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Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business. We believe that Mr. Kahane’s prior experience as a director and executive officer of the companies described above and his significant investment banking experience in real estate make him well qualified to serve as a member of our board of trustees.

Phillip K. Marshall. Mr. Marshall has served as one of our independent trustees since our formation in October 2013. Since August 2008, Mr. Marshall has served as an independent trustee of United Development Funding IV, which provides custom financing including transactions involving real estate development and construction loans and credit enhancements. Since September 2006, Mr. Marshall has served as an independent trustee of United Mortgage Trust, a REIT that invests exclusively in: (i) lines of credit and secured loans for the acquisition and development of single-family home lots; (ii) lines of credit and loans secured by developed single-family lots; (iii) lines of credit and loans secured by completed model homes; (iv) loans provided to entities that have recently filed for bankruptcy protection under Chapter 11 of the U.S. bankruptcy code, secured by a priority lien over pre-bankruptcy secured creditors; (v) lines of credit and loans, with terms of 18 months or less, secured by single-family lots and homes constructed thereon; (vi) discounted cash flows secured by assessments levied on real property; and (vii) credit enhancements to real estate developers, homebuilders, land bankers and other real estate investors who acquire real property, subdivide real property into single-family residential lots, acquire finished lots and/or build homes on such lots. As a trustee of United Development Funding IV and United Mortgage Trust, Mr. Marshall participates in the monthly review and approval of real estate investments made and managed by such entities, and also participates annually in the review and restatement of such entities’ investment policies. Mr. Marshall also currently chairs the United Development Funding IV and United Mortgage Trust audit committees and serves on the United Mortgage Trust financial reporting and liquidity committees. Since May 2007, Mr. Marshall has served as Chief Financial Officer of RCI Hospitality Holdings, Inc., a publicly traded restaurant and entertainment company. From February 2007 to May 2007, he served as Controller of Dorado Exploration, Inc., a privately held oil and gas company. From July 2003 to January 2007, he served as Chief Financial Officer of CDT Systems, Inc., a publicly held company located in Addison, Texas that is engaged in water technology. From 2001 to 2003, he was a principal of Whitley Penn, independent certified public accountants. From 1992 to 2001, Mr. Marshall served as Director of Audit Services at Jackson & Rhodes PC, where he consulted in the structure and formation of United Mortgage Trust in 1996, including developing the criteria necessary to determine the type of assets suitable for acquisition by United Mortgage Trust pursuant to its desire to qualify as a REIT. While at Jackson & Rhodes and subsequently with Whitley Penn, Mr. Marshall served as the audit partner for United Mortgage Trust. From 1991 to 1992, Mr. Marshall served as an audit partner at Toombs, Hall and Foster; from 1987 to 1991, he served as an audit partner for KPMG Peat Marwick (“KPMG”); and from 1980 to 1987, he served as audit partner for KMG Main Hurdman (“KMG”). As an audit partner for KPMG and KMG, Mr. Marshall had extensive experience working with a number of mortgage banking clients and savings and loan institutions involved in residential real estate finance. In his capacity as auditor and audit partner for his mortgage banking clients, Mr. Marshall performed reviews and tests of income recognition and reporting, quality of asset testing (including analysis of real estate appraisals), historical loss reserves and comparison to industry loss reserves. Additionally, Mr. Marshall performed single audit procedures to assess the adequacy of loan servicing services including collections, cash management and reporting procedure testing, and escrow analysis. Mr. Marshall is a Certified Public Accountant in the State of Texas. He received a Bachelor’s of Business Administration in Accounting, Texas State University in 1972. Our board of trustees selected Mr. Marshall to serve as a trustee in part due to his financial and accounting expertise, as well as his knowledge of the financial markets in which we operate. Our board of trustees believes that his experience as a partner at a public accounting firm, as well as his previous service on the boards of trustees of REITs, will bring value to us, particularly in his role as the audit committee chairman and audit committee financial expert.

Eustace W. Mita. Mr. Mita has served as one of our independent trustees since our formation in October 2013. Mr. Mita has been the Chief Executive Officer of Achristavest, LLC, since 2002. Achristavest is a developer of waterfront properties in Nantucket, New Jersey, Maryland, the Carolinas, Pennsylvania, Park City, Utah, and Costa Rica. Mr. Mita is also Chairman of Mita Management, a closely held company with interests in the automotive and real estate industries. From April 2000 until October 2001, Mr. Mita served as the Executive Vice President of The Reynolds & Reynolds Company (NYSE). Prior to forming Mita Management, Eustace was President and Chief Executive Officer of HAC Group, an automotive dealer training and consulting group with operations in nineteen countries, which was acquired by The Reynolds and Reynolds Company in 2000. In 1984, Mr. Mita founded Mita Leasing, an automotive retailing and leasing company. Eustace served as a member of the board of directors of Reynolds and Reynolds, and is a board member of Penske Auto Group (NYSE). Mr. Mita was a founding director of Republic First Bank (NASDAQ-FRBK) and a founding member and Executive Director of Lumen Institute. Our board of trustees believes Mr. Mita’s experience as a real estate developer, homebuilder and commercial banker, including transactions involving real estate development and construction loans and credit enhancements, as well as his previous service on corporate boards will bring value to us as an independent trustee.

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Steven J. Finkle. Mr. Finkle has served as one of our independent trustees since our formation in October 2013. Since August 2008, Mr. Finkle has served as an independent trustee for United Development Funding IV, which provides custom financing including transactions involving real estate development and construction loans and credit enhancements, and also serves as the chairman of United Development Funding IV’s compensation committee. In 1995, Mr. Finkle founded National Brokerage Associates (“NBA”) and currently serves as President. National Brokerage is a full service insurance brokerage house serving agents in the Washington, D.C. metropolitan area and on a national basis. NBA has a niche in the variable life marketplace and has been involved with designing several variable life insurance products. A full service brokerage firm specializing in life, annuities, long term care, and disability, NBA works with several nationwide broker-dealers, a number of banks and the insurance brokerage community. From 1989 to 1995, Mr. Finkle served as a partner and President of CFG Insurance Services. In 1975, Mr. Finkle became part of the first franchised insurance brokerage operation in the United States when he co-founded MTA Brokerage. From 1972 to 1974, Mr. Finkle served as an assistant manager for the insurance brokerage firm of Johnson & Higgins at the Atlanta, Georgia regional office and later with National Life of Vermont. Mr. Finkle holds Series 7, 24, and 63 securities licenses and serves on the advisory committee for multiple insurance carriers. Mr. Finkle currently serves on the Brokerage Task Force of the Association for Advanced Life Underwriting, a membership organization of over 2,200 of the top producing life insurance agents in the country, and is a partner of Brokerage Resources of America, an affiliation of national insurance brokerage firms. Mr. Finkle also previously served on the boards of directors of the District of Columbia Association of Insurance and Financial Advisors and the National Association of Life Brokerage Agencies, the premier association representing the insurance brokerage community. Mr. Finkle received his Bachelors of Business Administration degree in Insurance from Georgia State University in 1972 where he was a Kemper Scholar. Our board of trustees selected Mr. Finkle to serve as a trustee due to his strong relationships and his understanding of the financial markets through which we offer our shares for sale. Our board of trustees believes that this experience will bring valuable operational expertise and insight to the board of trustees.

Board Meetings and Trustee Attendance at Annual Meetings of Shareholders

The board of trustees held 1 regular meeting and acted by unanimous consent 6 times during the fiscal year ended December 31, 2014. Each trustee attended all of the board meetings during their tenure as a trustee in 2014. The audit committee met 1 time during 2014, with all audit committee members attending such meeting. Although we do not have a formal policy regarding attendance by members of our board of trustees at our Annual Meeting of Shareholders, we encourage all of our trustees to attend.

Trustee Independence

We have a five-member board of trustees. Our declaration of trust provides that a majority of the trustees must be “independent trustees.” Two of our trustees, Hollis M. Greenlaw and William M. Kahane, are affiliated with us and we do not consider them to be independent trustees. Our three remaining trustees qualify as “independent trustees” as defined in our declaration of trust in compliance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts. As defined in our declaration of trust, the term “independent trustee” means a trustee who is not on the date of determination, and within the last two years has not been, directly or indirectly associated with our sponsor or our advisor by virtue of: (i) ownership of an interest in our sponsor, our advisor or any of their affiliates; (ii) employment by our sponsor, our advisor or any of their affiliates; (iii) service as an officer, director or trustee of our sponsor, our advisor or any of their affiliates; (iv) performance of services, other than as a trustee for us; (v) service as a director or trustee of more than three real estate investment trusts organized by our sponsor or advised by our advisor; or (vi) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their affiliates. A business or professional relationship is considered “material” per se if the aggregate gross income derived by a trustee from our sponsor, our advisor and their affiliates exceeds 5% of either the trustee’s annual gross income, derived from all sources, during either of the last two years or the trustee’s net worth on a fair market value basis. An indirect association with our sponsor or our advisor shall include circumstances in which a trustee’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with our sponsor, our advisor, any of their affiliates or with us.

While our shares are not currently listed on a national securities exchange, each of our independent trustees would also qualify as independent under the independence tests provided in the NYSE Listed Company Manual.

Board Leadership Structure

Mr. Greenlaw serves as both our Chairman of the Board of Trustees and Chief Executive Officer. Our independent trustees have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as our Chairman of the Board of Trustees. Our independent trustees believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our board of trustees, our Chief Executive Officer is the trustee best qualified to act as Chairman of the Board of Trustees. Our board of trustees retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all shareholders, as and when appropriate. In addition, although we do not have a lead independent trustee, our board of trustees believes that the current structure is appropriate, as we are externally managed by American Realty Capital Residential Advisors, LLC (“ARCR Advisors” or “Advisor”), whereby our Advisor manages our day-to-day operations through a contractual arrangement with UDFH General Services, L.P. (“UDFH GS” or “Sub-advisor” and together with Advisor, the “Advisor Entities”).

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Our board of trustees also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many seek to achieve by separating the roles of Chairman of the Board of Trustees and Chief Executive Officer. Our governance practices provide for strong independent leadership, independent discussion among trustees and independent evaluation of, and communication with, many members of senior management. These governance practices are reflected in our Code of Business Conduct and Ethics, or our Code of Ethics. Some of the relevant processes and other corporate governance practices include:

•	A majority of our trustees are independent trustees. Each trustee is an equal participant in decisions made by our full board of trustees. In addition, all matters that relate to our sponsor, our Advisor Entities or any of their affiliates must be approved by a majority of our independent trustees. The audit committee is comprised entirely of independent trustees.

•	Each of our trustees is elected annually by the shareholders.

Board Committees

As of December 31, 2014, the board of trustees had established an audit committee. From time to time, our board of trustees may establish other committees it deems appropriate to address specific areas in more depth than may be possible at a full board of trustees meeting.

Audit Committee

Our audit committee is composed of Messrs. Marshall, Finkle and Mita, all independent trustees. Each of our audit committee members would also qualify as independent under the NYSE’s rules applicable to audit committee members. Our board of trustees has determined that Mr. Marshall, the chairman of the audit committee, qualifies as an “audit committee financial expert,” as defined by SEC regulations. The audit committee of the board reports regularly to the full board and annually evaluates the board’s performance. The audit committee meets periodically throughout the year, usually in conjunction with regular meetings of the board.

The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results for the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal controls. Our board of trustees has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. A copy of the audit committee charter is available in on our website, www.udfincomefundv.com. The audit committee met 1 time during 2014.

Compensation Committee

Our board of trustees believes that it is appropriate for our board of trustees not to have a standing compensation committee based upon the fact that our executive officers do not receive compensation directly from us for services rendered to us. Our independent trustees receive compensation pursuant to the terms described in “— Compensation of Trustees” below and will, from time to time, review, evaluate and make recommendations to the full board of trustees regarding the compensation of the trustees.

Nominating and Corporate Governance Committee

We do not have a separate nominating and corporate governance committee. We believe that our board of trustees is qualified to perform the functions typically delegated to a nominating and corporate governance committee and that the formation of a separate committee is not necessary at this time. Instead, our full board of trustees performs functions similar to those which might otherwise normally be delegated to such a committee, including, among other things, developing a set of corporate governance principles, adopting a code of ethics, adopting objectives with respect to conflicts of interest, monitoring our compliance with corporate governance requirements of state and federal law, establishing criteria for prospective members of our board of trustees, conducting candidate searches and interviews, overseeing and evaluating our board of trustees and our management, evaluating from time to time the appropriate size and composition of our board of trustees and recommending, as appropriate, increases, decreases and changes to the composition of our board of trustees and formally proposing the slate of trustees to be elected at each annual meeting of our shareholders.

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Compensation of Trustees

We currently pay each of our independent trustees, as well as any trustees who are not also our executive officers or executive officers of our Advisor Entities or their affiliates, an annual retainer of $35,000 per year. In addition, we pay each of our independent trustees, as well as any trustees who are not also our executive officers or executive officers of our Advisor Entities or their affiliates, a $1,000 annual retainer for each committee on which the trustee serves (the chairman of the audit committee receives a $3,000 annual retainer). All trustees also will receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of trustees.

The following table sets forth a summary of the compensation received by our trustees during the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation ($)	Total ($)
Hollis M. Greenlaw (4)	—	—	—	—	—	—	—
William M. Kahane (4)	—	—	—	—	—	—	—
Phillip K. Marshall	$15,833	—	—	—	—	—	$15,833
Eustace W. Mita	$15,000	—	—	—	—	—	$15,000
Steven J. Finkle	$15,000	—	—	—	—	—	$15,000
Edward M. Weil, Jr. (4)(5)	—	—	—	—	—	—	—

(1)	The Trust does not have a share option plan.
(2)	The Trust does not have an incentive plan.
(3)	The Trust does not have a pension plan.
(4)	Denotes a trustee who is not considered an independent trustee or who is also our executive officer or an executive officer of our Advisor Entities or their affiliates.
(5)	Mr. Weil, Jr. resigned as a member of our board of trustees in October 2014.

The Board’s Role in Risk Oversight

The board of trustees oversees our shareholders’ and other stakeholders’ interest in the long-term health and the overall success of the Trust and its financial strength.

The full board of trustees is actively involved in overseeing risk management for the Trust. It does so, in part, through its approval of all investments and all assumptions of debt, as well as its oversight of the Trust’s executive officers and the control it has over our Advisor. In particular, the board of trustees must evaluate the performance of the Advisor and may determine at any time to terminate the Advisor; the board of trustees also re-authorizes the advisory agreement on an annual basis.

In addition, the audit committee reviews risks related to financial reporting. The audit committee meets with our President, our Advisor Entities and representatives of our independent registered public accounting firm on a quarterly basis to discuss and assess the risks related to our internal controls. The board of trustees discusses material violations of the Trust’s policies brought to its attention on an ad hoc basis and once per year reviews a summary of the finance-related violations. Material violations of the Trust’s Code of Business Conduct and Ethics and related corporate policies are reported to the board of trustees.

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Trustee Nominations; Qualifications and Diversity

Our board of trustees will consider nominees for our board of trustees recommended by shareholders. Notice of proposed shareholder nominations for trustees must be delivered in accordance with the requirements set forth in our bylaws and SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years and a representation that the nominating shareholder is a beneficial or record owner of our common shares. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a trustee if elected. Nominations should be delivered to: United Development Funding Income Fund V, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, Attention: Donna Lawson.

In considering possible candidates for election as a trustee, our board of trustees is guided by the principle that our trustees should: (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our shareholders as a whole; and (vi) represent a diversity of background and experience. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our trustees, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of trustees to fulfill its responsibilities. Applying these criteria, our board of trustees considers candidates for membership on our board of trustees suggested by its members, as well as by our shareholders. Members of our board of trustees annually review our board of trustees’ composition by evaluating whether our board of trustees has the right mix of skills, experience and backgrounds.

Our board of trustees identifies nominees by first evaluating the current members of our board of trustees willing to continue in service. Current members of our board of trustees with skills and experience relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of our board of trustees does not wish to continue in service or if our board of trustees decides not to nominate a member for re-election, our board of trustees will review the desired skills and experience of a new nominee in light of the criteria set forth above.

Our board of trustees will review the qualifications and backgrounds of trustees and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of our board of trustees, and our board of trustees will recommend the slate of trustees to be nominated for election at the annual meeting of shareholders. We do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential trustee nominees.

Code of Business Conduct and Ethics

Our board of trustees has adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and is designed to help our trustees, officers and employees resolve ethical issues in an increasingly complex business environment. Our Code of Business Conduct and Ethics is applicable to all trustees, officers and employees of the Trust. A copy of our Code of Business Conduct and Ethics is available on our website, www.udfincomefundv.com. If, in the future, we amend, modify or waive a provision in our Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website.

Communications with the Board of Trustees

We do not have a formal policy for communications with our board of trustees. However, shareholders may communicate with the board of trustees or an individual trustee or group of trustees by writing to us at:

United Development Funding Income Fund V

Board of Trustees

1301 Municipal Way

Suite 100

Grapevine, Texas 76051

All communication sent to our board of trustees will be distributed to each member of our board of trustees, unless otherwise directed in the communication.

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Executive Officers

We have provided below certain information about our executive officers. Each of our executive officers has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to their appointment as an executive officer.

Name	Age*	Position(s)
Hollis M. Greenlaw	50	Chief Executive Officer and Chairman of the Board of Trustees
David A. Hanson	52	Chief Operating Officer and Chief Accounting Officer
Cara D. Obert	45	Chief Financial Officer and Treasurer

* As of December 31, 2014.

For more information regarding the background and experience of Mr. Greenlaw, see “— Business Experience of Nominees,” above.

David A. Hanson. Mr. Hanson has served as our Chief Operating Officer and Chief Accounting Officer since our formation in October 2013. Mr. Hanson also serves as President of UDFH GS, our Sub-advisor, and as Chief Financial Officer of UDF Services. Since May 2008, Mr. Hanson also has served as Chief Accounting Officer of United Development Funding IV, which provides custom financing, including transactions involving real estate development and construction loans and credit enhancements. He also served as Chief Operating Officer of United Development Funding IV from May 2008 until February 2014. He has also served as President of UMTH General Services, L.P., Chief Financial Officer of UMT Holdings, and Chief Financial Officer of UMT Services since June 2007. Mr. Hanson has over 25 years of experience as a financial executive in the residential housing industry and as an accountant with an international public accounting firm. From 2006 to 2007, he was a Director of Land Finance for the Central/Eastern Region at Meritage Homes Corporation (“Meritage”), the twelfth largest publicly traded homebuilder. While at Meritage, Mr. Hanson handled all aspects of establishing, financing, administering and monitoring off-balance sheet FIN 46-compliant entities for the Central/Eastern Region. From 2001 to 2006, he was employed with Lennar Corporation, a national homebuilding company, as the Regional Finance Manager and served as acting homebuilding Division President, Regional Controller, and Controller for both homebuilding and land divisions. From 1999 to 2001, Mr. Hanson was the Director, Finance and Administration for One, Inc., a technology consulting firm. From 1996 to 1999, Mr. Hanson was the Vice President, Finance and Accounting for MedicalControl, Inc., a publicly traded managed healthcare company. Prior to 1996, he was employed with Arthur Andersen LLP, an international accounting and consulting firm, for approximately nine years. He graduated from the University of Northern Iowa in 1984 with a Bachelor of Arts degree in Financial Management/Economics and in 1985 with a Bachelor of Arts degree in Accounting. He is a Certified Public Accountant and Certified Management Accountant.

Cara D. Obert. Ms. Obert has served as our Chief Financial Officer and Treasurer since our formation in October 2013. Ms. Obert also serves as the Chief Financial Officer for, and is a partner of, UDFH. Since August 2006, she also has served as the Chief Financial Officer of UDFH Land Development, L.P., and since May 2008, she has served as the Chief Financial Officer of United Development Funding IV, which provides custom financing, including transactions involving real estate development and construction loans and credit enhancements. Ms. Obert served as the Chief Financial Officer for UMT Holdings from March 2004 until August 2006 and served as Controller for UMT Holdings from October 2003 through March 2004. She has served as the Chief Financial Officer of UMTH LD since August 2006. From 1996 to 2003, she was a self-employed consultant, assisting clients, including Fortune 500 companies, in creating and maintaining financial accounting systems. From May 1995 until June 1996, she served as Controller for Value-Added Communications, Inc., a NASDAQ-listed telecommunications company that provided communications systems for the hotel and prison industries. From 1990 to 1993, she was employed with Arthur Andersen LLP, an international accounting and consulting firm. She graduated from Texas Tech University in 1990 with a Bachelor of Arts degree in accounting. She is a Certified Public Accountant.

Duties of our Executive Officers

The Chairman of the Board of Trustees presides at all meetings of the shareholders, the board of trustees and any committee on which he serves. The Chief Executive Officer is our highest ranking executive officer and, subject to the supervision of the board of trustees, has all authority and power with respect to, and is responsible for, the general management of our business, financial affairs and day-to-day operations. The Chief Executive Officer oversees the advisory services performed by our Advisor Entities.

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The Chief Operating Officer, Chief Accounting Officer and the Chief Financial Officer report to the Chief Executive Officer, and have the authority and power with respect to, and the responsibility for, our accounting, auditing, reporting and financial record-keeping methods and procedures; controls and procedures with respect to the receipt, tracking and disposition of our revenues and expenses; the establishment and maintenance of our depository, checking, savings, investment and other accounts; relations with accountants, financial institutions, lenders, underwriters and analysts; the development and implementation of funds management and short-term investment strategies; the preparation of our financial statements and all of our tax returns and filings and the supervision and management of all subordinate officers and personnel associated with the foregoing.

The Treasurer has responsibility for the general care and custody of our funds and securities and the keeping of full and accurate accounts of receipts and disbursements in our books. The Treasurer also is responsible for depositing all moneys and other valuable effects in our name and to our credit in such depositories as may be designated by the board of trustees. The Treasurer is charged with disbursing our funds as may be ordered by the board of trustees, taking proper vouchers for such disbursements, and rendering to the Chief Executive Officer, President and board of trustees, at the regular meetings of the board of trustees or whenever it may so require, an account of all his or her transactions as Treasurer and of our financial condition.

Executive Compensation

We have no paid employees. Our executive officers do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of trustees has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are all employees of our Advisor Entities and/or its affiliates, and are compensated by these entities, in part, for their services to us. Our Advisor Entities and certain of their affiliates manage our day-to-day operations. We pay our Advisor Entities fees and reimburse expenses pursuant to our advisory agreement. As a result, we do not have, and our board of trustees has not considered, a compensation policy or program for our executive officers.

Compensation Committee Interlocks and Insider Participation

The Trust does not have a standing compensation committee and we do not separately compensate our executive officers. Therefore, none of the Trust’s executive officers participated in any deliberations regarding executive compensation. Other than Mr. Greenlaw, no member of our board of trustees during the year ended December 31, 2014 has served as an officer, and no member of our board of trustees served as an employee, of the Trust or any of our subsidiaries. Mr. Greenlaw served as an executive officer and trustee of United Development Funding IV and the Trust during the year ended December 31, 2014. Other than Mr. Greenlaw, during the year ended December 31, 2014, none of the Trust’s executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving as a member of our board of trustees or compensation committee.

Certain Relationships and Related Transactions

Our executive officers are also executive officers and/or employees of one or more of our co-sponsors, our Advisor Entities, our asset manager and/or other affiliated entities and they are involved in advising and investing in other real estate entities, including other REITs, which may give rise to conflicts of interest. In addition, our Advisor Entities and its affiliates act as advisors, asset managers or general partners of other United Development Funding-sponsored programs. The chart below shows the ownership structure of our Advisor Entities and entities affiliated with our Advisor Entities.

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(1)	UDF Entity Manager, LLC (“UDFEM”) serves as manager for UDF Services. Todd F. Etter and Hollis M. Greenlaw each own one-half of the equity interests in UDFEM. UDF Services serves as manager of UDFH GS GenPar, LLC (“UDFH GS GenPar”) and UDFH LD GenPar, LLC (“UDFH LD GenPar”). UDF Services owns 100% of UDFH GS GenPar and UDFH LD GenPar.

(2)	UDF Services serves as the general partner and owns 0% of the limited partnership interests in UDFH. UDFEM owns 100% of UDF Services. The limited partnership interests in UDFH are held as follows: Mr. Etter (37.00%), Mr. Greenlaw (37.00%), Cara D. Obert (4.00%), Michael K. Wilson (3.25%), Ben L. Wissink (12.75%), Melissa H. Youngblood (4.00%) and J. Brandon Jester (2.00%).

(3)	UDFH GS GenPar serves as the general partner and owns 0% of the limited partnership interests in UDFH GS, our Sub-advisor. UDFH LD GenPar serves as the general partner and owns 0% of the limited partnership interests in UDFH LD, our asset manager. UDFH owns 100% of the limited partnership interests in each of UDFH GS, and UDFH LD.

(4)	We own a 99.9% general partner interest in UDF V OP, L.P., our operating partnership. UDFH LD currently owns a 0.1% limited partnership interest in our operating partnership. As we continue to admit investors in our initial public offering, UDFH LD’s limited partnership interest may be reduced.

Our Advisor Entities and certain of its affiliates receive fees in connection with the acquisition and management of the assets and reimbursement of costs of the Trust.

O&O Reimbursement

Our Advisor Entities or their affiliates are responsible for the payment of all organization and offering costs on our behalf (other than those expenses that would be deemed to be underwriting compensation, which we will pay directly), and we reimburse our Advisor Entities or their affiliates for such costs up to 2% of our gross offering proceeds from the offering of our common shares of beneficial interest (the “O&O Reimbursement”) less any offering costs paid by us directly. For the year ended December 31, 2014, we have an accrued liability – related parties payable to our Advisor Entities or their affiliates of approximately $5.9 million as of December 31, 2014 for organization and offering costs paid by our Advisor Entities or their affiliates related to the offering of our common shares of beneficial interest. We did not incur any O&O Reimbursement payable to our Advisor Entities or their affiliates for the period from October 1, 2013 (Inception) through December 31, 2013.

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Advisory Fees

Our Advisor receives advisory fees of 1.5% per annum of our average invested assets (“Advisory Fees”), including secured loan assets. The fee will be payable monthly in an amount equal to one-twelfth of 1.5% of our average invested assets, including secured loan assets, as of the last day of the immediately preceding month. Our Advisor will reallow 70% of the advisory fees paid to our Advisor to our Sub-advisor. As of December 31, 2014, we have an accrued liability – related parties payable to our Sub-advisor or its affiliates of approximately $13,000 for Advisory Fees. We did not incur any Advisory Fees payable to our Advisor Entities or their affiliates for the period from October 1, 2013 (Inception) through December 31, 2013.

Acquisition and Origination Fees

We incur acquisition and origination fees, payable to our Advisor Entities or their affiliates, equal to 3% of the net amount available for investment in secured loans and other real estate assets (after payment of selling commissions, dealer manager fees and organization and offering expenses) (“Acquisition and Origination Fees”). Our Advisor Entities will reallow 70% of the Acquisition and Origination Fees and all of the acquisition and origination expenses paid to our Advisor Entities to UDFH GS, our Sub-advisor. The Acquisition and Origination Fees that we incur will be reduced by the amount of any acquisition and origination fees and expenses paid by borrowers or investment entities to our Advisor Entities or their affiliates (or our asset manager, as the case may be) with respect to our investment. Also, we may pay our Advisor Entities Acquisition and Origination Fees and expenses upon the reinvestment of proceeds from capital transactions, such as the repayment of principal of a loan by a borrower, which will not exceed 3% of the funds advanced under a new loan or the contract purchase price of the new property or equity investment; provided, however, that our Advisor Entities will reallow to UDFH GS 100% of the Acquisition and Origination Fees and expenses upon the reinvestment of proceeds from capital transactions. In all cases, Acquisition and Origination Fees paid by us in respect of secured loans will not exceed 1% per annum when prorated over the stated term of the respective loan. Acquisition and Origination Fees are expensed as incurred. As of December 31, 2014, we have an accrued liability – related parties payable to our Sub-advisor or its affiliates of approximately $929,000 for Acquisition and Origination Fees. We did not incur any Advisory and Origination Fees and expenses payable to our Advisor Entities or their affiliates for the period from October 1, 2013 (Inception) through December 31, 2013.

Debt Financing Fees

Our Advisor receives 1% of the amount made available to us pursuant to the origination of any line of credit or other debt financing (including any assumption of existing debt financing), provided our Advisor has provided a substantial amount of services as determined by our independent trustees; provided further, that our Advisor may reallow all or a portion of its debt financing fee to our Sub-advisor or other parties effecting the debt placement. On each anniversary date of the origination of any such line of credit or other debt financing, an additional fee of 0.25% of such loan amount made available to us will be paid to our Sub-advisor if such line of credit or other debt financing continues to be outstanding on such date, or a prorated portion of such additional fee will be paid for the portion of such year that the financing was outstanding. Collectively, the fees described in this paragraph are referred to as the “Debt Financing Fees.” These Debt Financing Fees are expensed on a straight line basis over the life of the financing arrangement. As of December 31, 2014 approximately $6,000 included in accrued liabilities – related parties associated with unpaid Debt Financing Fees. We did not incur any Debt Financing Fees payable to our Advisor Entities or their affiliates for the period from October 1, 2013 (Inception) through December 31, 2013.

Loan Servicing Fee

We pay our asset manager 0.25% of the aggregate outstanding loan balances held by us (the “Loan Servicing Fee”), which will be payable monthly in an amount equal to one-twelfth of 0.25% of our aggregate outstanding loan balances as of the last day of the immediately preceding month. As of December 31, 2014, approximately $3,000 is included in accrued liabilities – related parties associated with unpaid Loan Servicing Fees. We did not incur any Loan Servicing Fees payable to our Advisor Entities or their affiliates for the period from October 1, 2013 (Inception) through December 31, 2013.

Other Operating Expenses

We reimburse the expenses incurred by our Advisor Entities in connection with their provision of services to us, including our allocable share of the Advisor Entities’ overhead, such as rent, personnel costs, utilities and information technology costs (collectively, “Other Operating Expenses”). We do not reimburse for personnel costs in connection with services for which our Advisor Entities or their affiliates receive fees pursuant to our advisory agreement. Since inception, we have not reimbursed our Advisor Entities for any Other Operating Expenses.

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Subordinated Incentive Fees

After shareholders have received a return of their net capital invested plus a 7.35% per annum cumulative, non-compounded return on their invested capital, as adjusted to reflect prior cash distributions which constitute a return of capital, from their initial investment through the end of the immediately preceding year, then our Advisor will be entitled to receive 15% of the amount by which our net income for the immediately preceding year exceeds such amount returned to investors pursuant to the aforementioned calculation (the “Subordinated Incentive Fee”). The Subordinated Incentive Fee will be paid annually in arrears and upon termination of the advisory agreement. Our Advisor will reallow 70% of the Subordinated Incentive Fee paid to our Advisor directly to our Sub-advisor. Since inception, we have not paid any Subordinated Incentive Fees to our Advisor Entities.

Securitized Loan Pool Placement Fees

From time to time, subject to terms and conditions approved by a majority of our independent trustees, the Advisor Entities or their affiliates, we may structure the sale of our loans in securitized loan pools. Upon placement of the securitized loan pool interests, the Advisor Entities will be paid a fee equal to 1% of the par amount of the securities sold, provided our Advisor Entities have provided a substantial amount of services as determined by the independent trustees. Since inception, we have not paid any subordinated loan pool placement fees to our Advisor Entities.

Disposition Fees

For substantial assistance in connection with the sale of properties, our Advisor Entities or their affiliates will receive the lesser of one-half of the reasonable and customary real estate or brokerage commission or 2% of the contract sales price of each property sold; provided, however, that in no event may the disposition fees paid to our Advisor Entities, their affiliates and unaffiliated third parties exceed 6% of the contract sales price. Our independent trustees will determine whether our Advisor Entities or their affiliates have provided substantial assistance to us in connection with the sale of a property. Substantial assistance in connection with the sale of a property includes the Advisor Entities’ preparation of an investment package for the property (including a new investment analysis, rent rolls, tenant information regarding credit, a property title report, an environmental report, a structural report and exhibits) or such other substantial services performed by the Advisor Entities in connection with a sale. Since inception, we have not paid any disposition fees to our Advisor Entities or their affiliates.

Subordinated Incentive Listing Fee

Upon listing our common shares on a national securities exchange, our Advisor will be entitled to a fee equal to 15% of the amount, if any, by which (1) the market value of our outstanding shares plus distributions paid by us prior to the date of listing, exceeds (2) the sum of the total amount of capital raised from investors, as adjusted to reflect prior distributions to shareholders of net sales proceeds, and a 7.35% annual cumulative, noncompounded return on invested capital to investors. Our Advisor will reallow 70% of the subordinated incentive listing fee paid to our Advisor directly to our Sub-advisor. Since inception, we have not paid any subordinated incentive listing fees to our Advisor Entities of their affiliates.

The chart below summarizes the approximate payments to related parties for the year ended December 31, 2014:

Payee	Purpose	Year Ended December 31, 2014
UDFH GS
	O&O Reimbursement	$199,000	41%
	Acquisition and Origination Fees	185,000	38%
UDFH LD
	Debt Financing Fees	100,000	21%

Total payments		$484,000	100%

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The chart below summarizes the approximate expenses associated with related parties for the year ended December 31, 2014:

Payee	Purpose	Year Ended December 31, 2014
UDFH GS
	Advisory Fees (1)	$13,000	1.1%
	Acquisition and Origination Fees	1,114,000	98%
UDFH LD
	Debt Financing Fees	6,000	0.6%
	Loan servicing fees	3,000	0.3%

Total expenses		$1,136,000	100%

(1)	Represents Advisory Fees re-allowed to the Sub-Advisor. Amounts paid to Advisor for Advisory Fees are not considered related party and are included within Advisory Fee expense.

Certain Conflict Resolution Procedures

In order to reduce or eliminate certain potential conflicts of interest, our declaration of trust contains a number of restrictions relating to (1) transactions with our Advisor Entities and their affiliates, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities. These restrictions include, among others, the following:

•	We will not purchase or lease properties in which our co-sponsors, our Advisor Entities, any of our trustees or any of their respective affiliates have an interest unless a majority of the trustees, including a majority of the independent trustees, not otherwise interested in the transaction determine that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to such sponsor, Advisor Entity, trustee or affiliate or, if the price to us is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. We will not sell or lease properties to our Advisor Entities, any of our trustees or any of their respective affiliates unless a majority of the trustees, including a majority of the independent trustees, not otherwise interested in the transaction determine that such transaction is fair and reasonable to us.

•	We will not make any loans to our co-sponsors, our Advisor Entities, any of our trustees or any of their respective affiliates except certain secured loans or loans to wholly-owned subsidiaries.

•	Our Advisor, any of our trustees and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of the trustees, including a majority of the independent trustees, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•	Our Advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, our Advisor must reimburse us for the amount, if any, by which our total operating expenses, including the Advisor asset management fee, paid during the previous fiscal year exceeded the greater of (i) 2% of our average invested assets for that fiscal year, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts, impairment costs or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year.

•	We will not enter into any other transaction with our co-sponsors, our Advisor Entities, any of our trustees or any of their respective affiliates, including the acceptance of goods or services from our co-sponsors, our Advisor Entities, our trustees or any of their respective affiliates, unless a majority of our trustees, including a majority of the independent trustees, not otherwise interested in the transaction approves such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

We may invest in the same type of loans and investments in which United Development Funding, L.P., United Development Funding II, L.P., United Development Funding III, L.P., United Development Funding IV and United Development Funding Land Opportunity Fund, L.P. (the “UDF Family of Funds”) invest. The UDF Family of Funds invest in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund at the time the investment is made.

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In addition, an affiliate of our asset manager, UMTH LD, serves as the asset manager of United Development Funding, L.P., United Development Funding II, L.P., United Development Funding IV and United Development Funding Land Opportunity Fund, L.P. and as the general partner of United Development Funding III, L.P. UMTH LD and we each recognize that, in exercising their duties to each fund, UMTH LD and our asset manager will encounter conflicts of interest. Thus, each of these funds and we seek to equitably apportion investment opportunities among and between such entities in accordance with each fund’s investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances at the time each transaction opportunity is presented by UMTH LD and our asset manager. We have entered into a policy agreement with United Development Funding, L.P., United Development Funding II, L.P., United Development Funding III, L.P., United Development Funding IV and United Development Funding Land Opportunity Fund, L.P. that provides that, in the event that a transaction opportunity becomes available that is suitable, under all of the factors considered by UMTH LD and our asset manager, including cash flow, capital appreciation, investment horizon and risk tolerance, for both us and one or more of these programs, and for which more than one of such entities has sufficient uninvested funds, then the transaction opportunity will be allocated to the fund with the largest percentage of uninvested capital immediately available for investment. The percentage of uninvested capital will be determined as the ratio of the total amount of “available cash” for investment divided by the total “equity capital” received by the fund. For purposes of the participation agreement, “available cash” shall mean all cash of the respective entity available for investment, not including lines of credit or other borrowing facilities. For purposes of the allocation agreement, “equity capital” shall include both direct investment and retained earnings as determined by the most recently available audited or unaudited financial statements prepared by the respective entities as completed with respect to the most recent calendar quarter.

It will be the duty of our board of trustees, including the independent trustees, to insure that this method is applied fairly to us.

We will not participate in any investments with our Advisor Entities or any of their affiliates, including any prior United Development Funding program.

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PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of trustees has ratified our audit committee’s appointment of the firm of Whitley Penn LLP to continue as our independent registered public accounting firm for the year ending December 31, 2015; provided, however, that our board of trustees seeks the ratification of the appointment by our shareholders. If our shareholders do not ratify the appointment of Whitley Penn LLP, the audit committee will reconsider whether to retain Whitley Penn LLP, but may decide to retain Whitley Penn LLP as our independent registered public accounting firm. Even if the appointment is ratified, the audit committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of us and our shareholders.

Assuming the presence of a quorum in person or by proxy at the Annual Meeting, the affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2015.

Representatives of Whitley Penn LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Relationship with Independent Registered Public Accounting Firm; Audit, Tax and Other Fees

Whitley Penn LLP has served as our independent registered public accounting firm since our inception in October 2013 and audited our consolidated financial statements for the period from October 1, 2013 (Date of Inception) through December 31, 2014. To our knowledge, neither Whitley Penn LLP nor any of its partners has any direct financial interest or any material indirect financial interest in us, or has had any connection since our inception in the capacity of promoter, underwriter, trustee, officer or employee.

The following table reflects fees billed by Whitley Penn LLP for services rendered to the Trust in 2014 and 2013:

Nature of Service	2014	2013	Purpose
Audit fees	$53,584	$24,155	For audit of the Trust’s annual financial statements, review of quarterly financial statements included in the Trust’s Forms 10-Q and review of other SEC filings
Tax fees	$750	$—	For preparation of tax returns and tax compliance
All other fees	$—	$—	SEC comment letters, post-effective amendment and other audit-related projects

All of the services and fees described above were pre-approved by the audit committee.

The Trust has a policy of requiring that the audit committee pre-approve all audit and non-audit services (including the fees and terms thereof) provided to the Trust by the independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. The audit committee approved all of the services rendered by Whitley Penn LLP for the years ended December 31, 2014 and 2013.

Auditor Independence

The audit committee has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.

Security Ownership Of Principal Shareholders And Management

As of the Record Date, we had 1,104,023 shares issued and outstanding. The following table sets forth certain information as of the Record Date regarding the beneficial ownership of our common shares of beneficial interest as of the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares, (ii) each trustee and nominee for trustee, (iii) each named executive officer, and (iv) all of our trustees and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.  None of the shares described below has been pledged as security.

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Name	Number of Common Shares (1)	Percent of Class
Hollis M. Greenlaw	-	-
William M. Kahane	-	-
Phillip K. Marshall	-	-
Eustace W. Mita	-	-
Steven J. Finkle	-	-
Cara D. Obert	-	-
All Trustees and Executive Officers as a Group (7 persons)	-	-

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days of the Record Date. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all common shares of beneficial interest shown as beneficially owned by them.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each trustee, officer and individual beneficially owning more than 10% of a registered security of the Trust to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common shares of beneficial interest of the Trust. These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Trustees, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Trust with copies of all such forms they file. As of December 31, 2014, none of our securities were registered under the Securities Exchange Act of 1934, as amended, and therefore, none of our officers or trustees were subject to these filing requirements for the year ended December 31, 2014.

AUDIT COMMITTEE REPORT

Pursuant to the audit committee charter adopted by our board of trustees, the audit committee’s primary function is to assist the board of trustees in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the shareholders and others, the system of internal control over financial reporting that management has established and the audit and financial reporting process. The audit committee is composed of three independent trustees. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Trust, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2014 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Trust.

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The audit committee reviewed with Whitley Penn LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees, and their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Whitley Penn LLP the overall scope and plans for the audit. The audit committee meets periodically with Whitley Penn LLP, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Trust.

Based on the reports and discussions described above, the audit committee recommended to our board of trustees that the audited financial statements be included in our 2014 Annual Report on Form 10-K filed with the SEC on March 31, 2015.

Members of the Audit Committee

Phillip K. Marshall, Chairman

Eustace W. Mita

Steven J. Finkle

The preceding “Audit Committee Report” shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Trust specifically incorporates it by reference into such filing.

MAILING OF MATERIALS; OTHER MATTERS

On or about May 11, 2015, we will mail a proxy card together with this proxy statement to all shareholders of record at the close of business on the Record Date. As of the date of this proxy statement, our board of trustees knows of no other matters which may properly be, or are likely to be, brought before the Annual Meeting. To date, we have received no shareholder proposals. However, if any proper matters are brought before the Annual Meeting or any adjournments of postponements thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

It is important that proxies be returned promptly. Therefore, shareholders are urged to sign, date and return the accompanying proxy card in the accompanying return envelope or authorize their proxy by fax to 1-781-633-4036, by telephone by dialing toll-free 1-800-830-3542 or by the Internet at www.2voteproxy.com/udf.

At the Annual Meeting, in addition to the matters described above, there will be an address by our Chief Executive Officer and a general discussion period during which shareholders will have an opportunity to ask questions about our business and operations.

Proposals for 2016 Annual Meeting

Under SEC regulations, any shareholder desiring to submit a proposal for inclusion in proxy solicitation material for our 2016 Annual Meeting of Shareholders, including any proposals for nominees for election as trustee at the 2016 Annual Meeting of Shareholders, must cause such proposal to be received at our executive offices located at The United Development Funding Building, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, Attention: United Development Funding Income Fund V Investor Services, no later than January 12, 2016, in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Shareholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Exchange Act. If a shareholder wishes to present a proposal at our 2016 Annual Meeting of Shareholders, whether or not the proposal is intended to be included in the 2016 proxy materials, our bylaws currently require that the shareholder give advance written notice to United Development Funding Income Fund V Investor Services at our offices no earlier than December 13, 2015 and no later than January 12, 2016. Shareholders are advised to review our bylaws, which contain other requirements with respect to advance notice of shareholder proposals and trustee nominations. We presently anticipate holding the 2016 Annual Meeting of Shareholders in June 2016.

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Annual Report and Form 10-K

All shareholders of record on the Record Date are sent a copy of our 2014 Annual Report to Shareholders which contains our audited consolidated financial statements for the years ended December 31, 2014 and 2013. Our 2014 Annual Report to Shareholders is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2014 that was filed with the SEC may be obtained without charge (except for exhibits to the Form 10-K, which will be furnished upon payment to us of reasonable expenses in furnishing those exhibits). To obtain a copy of our Form 10-K or any of those exhibits, please send a written request to United Development Funding Income Fund V Investor Services at our executive offices located at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051 or view the SEC’s website located at www.sec.gov.

By Order of our Board of Trustees

Hollis M. Greenlaw

Chief Executive Officer

(Principal Executive Officer)

Grapevine, Texas

April 30, 2015

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UNITED DEVELOPMENT FUNDING

PO BOX 55909
BOSTON, MA 02205-5909

Proxy Voting Card

We encourage you to take advantage of Internet, telephone or fax voting. All are available 24 hours a day, 7 days a week.

All votes, whether by Internet, telephone, mail or fax, must be received by 11:59 p.m. Eastern Daylight Time on June 23, 2015 to be included in the voting results.

Vote by Internet

www.2voteproxy.com/udf

Go to the Web site address listed above. Have your proxy card ready. Follow the simple instructions that appear on your computer screen.

Vote by Telephone

1-800-830-3542

Use any touch-tone telephone. Have your proxy card ready.

Vote by Mail or Fax

Mark, sign and date your proxy card and mail promptly in the postage-paid envelope provided or fax your vote to 1-781-633-4036.

Please ensure the address below shows through the window of the enclosed envelope if voting by mail.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PROXY
UNITED DEVELOPMENT FUNDING INCOME FUND V
Annual Meeting of Shareholders
June 24, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The Board of Trustees recommends a vote (1) "FOR ALL" nominees named in Proposal No. 1 and (2) "FOR" Proposal No. 2. If no specification is made, such proxy will be voted (1) "FOR ALL" nominees named in Proposal No. 1 and (2) "FOR" Proposal No. 2.

The undersigned shareholder of United Development Funding Income Fund V, a Maryland real estate investment trust, hereby appoints Todd F. Etter and Hollis M. Greenlaw, and each of them, as proxies and attorneys-in-fact for the undersigned with full power of substitution in each of them, to attend the 2015 Annual Meeting of Shareholders of United Development Funding Income Fund V to be held on Wednesday, June 24, 2015 at 10:00 a.m. local time at the offices of the company, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, and any and all adjournments or postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned would be entitled to cast if personally present, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

UNITED DEVELOPMENT FUNDING INCOME FUND V
P.O. BOX 55909
BOSTON, MA 02205-5909

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature____________________ Signature ____________________ Date ____________

UDF15 - Income V - V3